Exhibit 23.4

CONSENT OF QUALIFIED PERSON

I, Andrew Issel, in connection with the Freeport-McMoRan Inc. Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto (collectively, the Form S-3), consent to:

•

the incorporation by reference and use of the technical report summary titled “Technical Report Summary of Mineral Reserves and Mineral Resources for Grasberg Minerals District” (the “Technical Report Summary”), with an effective date of December 31, 2022, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), as an exhibit to and referenced in the Form S-3;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC), in connection with the Form S-3 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary included or incorporated by reference in the Form S-3 and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-3.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•	Sections 2 through 9, 11, 17, 21 through 26, and corresponding sections of the Executive Summary.

Dated August 7, 2024

/s/ Andrzej (Andrew) H. Issel
Name:	Andrzej (Andrew) H. Issel, P.Geo., RM-SME
Title:	Director Resource Estimation and Reporting- PT-FI
Freeport-McMoRan Inc.

CONSENT OF QUALIFIED PERSON

I, Ian Edgar, in connection with the Freeport-McMoRan Inc. Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto (collectively, the Form S-3), consent to:

•

the incorporation by reference and use of the technical report summary titled “Technical Report Summary of Mineral Reserves and Mineral Resources for Grasberg Minerals District” (the “Technical Report Summary”), with an effective date of December 31, 2022, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), as an exhibit to and referenced in the Form S-3;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC), in connection with the Form S-3 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary included or incorporated by reference in the Form S-3 and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-3.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•	Sections 2, 12, 13, 15, 16, 18 through 26, and corresponding sections of the Executive Summary.

Dated August 7, 2024

/s/ Ian Edgar
Name:	Ian Edgar, RM-SME
Title:	Vice President Underground Planning
Freeport-McMoRan Inc.

CONSENT OF QUALIFIED PERSON

I, Erik David Seymour, in connection with the Freeport-McMoRan Inc. Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto (collectively, the Form S-3), consent to:

•

the incorporation by reference and use of the technical report summary titled “Technical Report Summary of Mineral Reserves and Mineral Resources for Grasberg Minerals District” (the “Technical Report Summary”), with an effective date of December 31, 2022, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), as an exhibit to and referenced in the Form S-3;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC), in connection with the Form S-3 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary included or incorporated by reference in the Form S-3 and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-3.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•	Sections 2, 10, 14, 21 through 26, and corresponding sections of the Executive Summary.

Dated August 7, 2024

/s/ Erik David Seymour
Name:	Erik David Seymour, RM-SME
Title:	Manager Geometallurgy and Strategic Planning Freeport-McMoRan Inc.